Exhibit 10.17


THIS  WARRANT  HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS
AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE REGISTERED HOLDER OF THIS WARRANT SHALL HAVE DELIVERED PRIOR WRITTEN NOTICE OF SUCH TRANSFER TO THE COMPANY, ACCOMPANIED BY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION, UNDER SAID ACT AND SUCH LAWS.

                        ---------------------------------

                               Date: August, 1997

                                     WARRANT

             To PURCHASE 650,000 SHARES OF (GLOBAL) COMMON STOCK OF
                        GLOBAL ENVIRONMENTAL CORP. (GLEN)

                      Void after 5:00 P.M. (Eastern Time),
                        August, 2002, as provided herein.

     THIS CERTIFIES that Duncan-Smith Co. (the "Holder"), is entitled to purchase from Global Environmental Corp. (the "Company"), a New York corporation, a total of Six Hundred Fifty Thousand (650,000) fully paid and nonassessable shares of the Company's Unregistered and Restricted Common Stock, par value $.0001 per share, ("Global Common Stock") exercisable at such times and upon such terms as provided herein.

1.   Definitions. For the purpose of this Warrant:

     (a) "Common Stock" shall mean the Company's Common Stock, $.0001 par value, as the same may be adjusted from time to time hereafter.

     (b) "Initial Exercise Date" shall mean August, 1997.

     (c) "Warrant" shall mean this Warrant to purchase Global Common Stock of the Company and any and all Warrants which from time to time are issued in exchange or substitution for any outstanding Warrant pursuant to the terms of this Warrant.

     (d) "Warrant Price" shall mean the price per share at which shares of Global Common Stock of the Company are purchasable hereunder, as such price may be adjusted from time to time hereunder.

     (e) "Warrant Shares" shall mean the stock purchased upon exercise of Warrants.

2.   Exercise of Warrant.

     (a) This Warrant may be exercised, in whole or in part, as follows:

          (i) At any time, and from time to time, after the Initial Exercise Date and until 5:00 P.M. (Eastern Time) on August, 2002, the Warrant Holder may purchase up to Six Hundred Fifty Thousand (650,000) shares of Common Stock of the Company, subject to adjustment as provided herein, at the Warrant Price of Twenty-five Cents ($0.25) per share.

     (b) In order to exercise this Warrant, the Holder must surrender the Warrant, with the Warrant Purchase Agreement attached hereto as Exhibit A properly completed and duly executed, at the principal office of the Company at 17500 York Road, Hagerstown Maryland 21740 or such other location which shall at that time be the principal office of the Company (the "Principal Office"), and upon payment to it by wire transfer of immediately available funds to the order of the Company of the purchase price for the shares to be purchased upon such exercise the Holder shall surrender the Warrant to the Company and the Company shall issue such shares. The person entitled to the shares so purchased shall be treated for all purposes as the holder of such shares as of the close of business an the date of exercise and certificates for the shares of stock so purchased shall be delivered to the person so entitled within 10 days following the date of exercise. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form attached hereto as Exhibit B duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in the Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined, without charge, with other warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged.

     (c) At the request of any Holder upon the surrender of this Warrant (whether for partial exercise or otherwise), the Company shall issue to the Holder replacement warrants therefor in such denominations as the Holder may request. Except for such changes in this Section 2 as may be necessary to reflect the exercise in part of this Warrant or its division into separate Warrants representing portions hereof, the terms of any such replacement warrants shall be identical in all respects to the terms hereof

3. Transfer. This Warrant is transferable, in whole or in part, at the principal office of the Company by the Holder thereof, in person or by duly authorized attorney, upon presentation of the Warrant, properly endorsed, for transfer. Each holder of this Warrant, by holding it, agrees that the Warrant, when endorsed in blank, may be deemed negotiable, and that the holder thereof, when the Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with the Warrant as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrant, or to the transfer thereof on the books of the Company, any notice to the contrary notwithstanding. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of this Warrant, accompanied by payment of the purchase price for the number of shares for which this Warrant is being exercised, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Neither this Warrant nor any shares issued upon any exercise of this Warrant may be transferred except in compliance with the provisions of Paragraph 7 hereof.

4. Certain Covenants of the Company. The Company covenants and agrees that the Company shall comply with all laws and regulations applicable to the issuance of shares or other securities pursuant to the terms hereof. All shares which may be issued upon the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

5.   Adjustment of Warrant Price and Shares Issuable Upon Exercise.

     (a) It at any time while all or any portion of this Warrant remains outstanding and unexercised, there occurs (i) any sale of shares of Common Stock at a price per share less than the Warrant Price then applicable to this Warrant, or (ii) any issuance of any security convertible into shares of Common Stock with a conversion price per share of less that the Warrant Price then applicable to this Warrant, or (iii) any issuance of an option, warrant, or other right to purchase shares of common Stock at a price per share less than the Warrant Price then applicable to this Warrant except for issuances of shares, options, warrants or other convertible securities pursuant to (A) the Company's stock option plan, as amended, (B) existing options, warrants and other convertible securities, (C) the Warrant Covered by this Warrant Certificate, (D) any other employee or director benefit plan, (E) any public offering, and (F) any Instrument or agreement if an adjustment has already been made pursuant to the terms hereof, (any such sale or issuance other than those excluded above, being called herein an "Adjustment Event"), then the total number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to that number of shares (calculated to the nearest tenth) purchasable immediately prior to the Adjustment Event, multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding or deemed outstanding immediately following the Adjustment Event, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding or deemed outstanding immediately prior to the Adjustment Event, plus (y) the number of shares of Common Stock determined by dividing the aggregate purchase and/or conversion price of the shares issued or deemed issued in the Adjustment Event by the Warrant Price in effect immediately prior to the Adjustment Event. The number of Warrants shall remain the same, but the Warrant Price shall be adjusted to that amount determined by multiplying the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to the Adjustment Event by the Warrant Price then in effect and dividing the result by the number of shares issuable upon exercise of the Warrants immediately following the Adjustment Event.

For purposes of this Section 5,

          (i) the number of shares of Common Stock "deemed issued" in an Adjustment Event and the number of shares of Common Stock "deemed outstanding" shall Include that number of shares issuable upon the full exercise of any purchase or conversion rights granted by an option, warrant, right or convertible security issued in an Adjustment Event; and

          (ii) the purchase price of shares of Common Stock issuable upon exercise of a right, option or warrant shall include the purchase price of the option, warrant or right, plus the price at which such option, warrant or right may be exercised, and the conversion price for shares of Common Stock issuable upon conversion of a convertible security shall include the purchase price for such convertible security plus any additional price, if any, payable if the security is converted.

     (b) If, following an Adjustment Event in which options, warrants, rights or convertible securities are issued, any rights to purchase or convert granted thereby lapse, the adjustment made with respect thereto as a result of such Adjustment Event shall be modified to reflect such lapse by treating the shares "deemed issued" in such Adjustment Event as though they had not been issued.

     (c) It all or any portion of this Warrant shall be exercised subsequently to any stock dividend, split-up, combination or recapitalization of the Common Stock occurring after the date hereof, as a result of which shares of capital stock of the Company of any class shall be issued in respect of outstanding shares of Common Stock (or shall be issuable in respect of securities convertible into shares of Common Stock) or upon exercise of rights (other than this Way.-rant) to purchase shares of Common Stock, or shares of such Common Stock shall be changed Into the same or a different number of shares of capital stock of the Company of the same or another class or classes, the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have held if this Warrant had been exercised immediately prior to such stock dividend, split-up, combination or capitalization.

     (d) In the event of any merger, consolidation, separation, reorganization or liquidation of the Company in which the Holders of Common Stock shall be entitled to receive securities or other property in exchange for or in lieu of their Common Stock, the Company shall give the Warrant Holder not less than 10 days' prior written notice of the record date for determining the shareholders of Common Stock entitled to receive securities or property as a result of such merger, consolidation, separation, reorganization or liquidation.

6. Investment Representation. The Warrant Holder represents and warrants to the Company that it is acquiring this Warrant and, upon exercise hereof, the Warrant Shares, for investment purposes only, without a view to distribution and that it has no intention of selling, disposing or otherwise transferring this Warrant or such Warrant Shares.

7. Restrictions or Transfer. The warrant Holder recognizes, understands and acknowledges that the Warrant and Global Common Stock underlying the Warrant are not registered under the Securities Act of 1933, that there are substantial restrictions on the transferability of the Warrant and the Global Common Stock and that the Warrant holder may have to hold them Indefinitely and may not be able to liquidate his investment in the Company when he wishes to do so, if at all, because, among other things, (I) the warrant and the Global Common stock cannot be sold unless registered under the Securities Act of 1933 (the "Act") or an exemption from such registration is available, (II) in tile event the Warrant and the Global Common Stock have not been so registered, the undersigned will be unable to sell them publicly for at least two years, at which time there may be no trading market for them or, even if there is such a market, the Company may not be in compliance with the terms and conditions of Rule 144 under the Act, which would preclude the undersigned from effecting a sale thereof, and (iii) the Company has the absolute right to refuse to consent to the transfer or assignment of the Warrant and the Global Common Stock if such transfer or assignment does not comply with applicable federal and state securities laws. Prior to any proposed transfer of this warrant or any part thereof or of any shares issued upon exercise of this Warrant, the Warrant Holder shall deliver to the Company a notice of such proposed transfer describing the manner and circumstances thereof in detail, and shall furnish with such notice an opinion of counsel, reasonably Satisfactory in form and substance to the Company, to the effect that such proposed transfer does not require registration under the Securities Act of 1933 and will not violate the securities laws of any state or other jurisdiction. The Company shall, within 10 days after receipt of such notice, either effectuate the proposed transfer or notify the Warrant Holder in writing of its refusal to do so, which refusal shall be based solely upon the grounds that such transfer does not comply with applicable federal and state securities laws. This Warrant and all share certificates representing Global Common Stock that may be issued upon its exercise shall bear a legend to that effect.

8. Payment of Taxes. All shares of Global Common Stock issued upon the exercise of the Warrants shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the Issue of any certificate for, shares of Global Common' Stock in any name other that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

9, Fractional Shares. No fractional shares of the Global Common Stock will be issued in connection with any purchase hereunder but in lieu of such fractional shares, the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price paid by the holder for its Warrant Shares upon such exercise.

10.  Loss, Theft.  -Destruction or-. Mutilation.  Upon receipt by the Company of notice from a Warrant Holder that any Warrant has been mutilated, destroyed, lost or stolen, and, if requested by the Company in the case of any destroyed, lost or stolen Warrant, a bond of indemnity reasonably satisfactory to the Company, or in the case of a mutilated Warrant, upon surrender and cancellation thereof, the Company will execute and deliver in the Warrant Holder's name, in exchange and substitution for the Warrant so mutilated, destroyed, lost or stolen, a new Warrant of like tenor
     substantially  in  the  form  thereof  with   appropriate   insertions  and
     variations.

11. Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duty authorized officer Under its corporate seal on the date of this Warrant.

                                            By: ______________________
                                                Mr. Mel Williams
                                                President

                                   Exhibit A
                           Warrant Purchase Agreement

Date: ________________

To:      Duncan-Smith Co.

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase _______ shares of Global Common Stock covered by such Warrant at a price of $0.25 per share, and makes payment herewith in full therefor at such price.

                                Signature:  ________________________________

                                Address:  _________________________________

                                    Exhibit B

                                 Assignment Form

For Value Received, Duncan-Smith Co. hereby sells, assigns and transfers unto

Name
        _____________________________________________________________________
                 (Please type or print in block letters.)

Address _____________________________________________________________________

Social Security Number (Employee Identification Number)

-----------------------------------------------------------------------------

the right to purchase Global Common Stock represented by this Warrant to the extent of 650,000 shares as to which such right is exercisable at a purchase price of $0.25 per share and does hereby irrevocably constitute and appoint ___________________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _____________, ____

Signature ___________________________________________________________________

                               DANZER CORPORATION
                                 17500 York Road
                              Hagerstown, MD 21740



                                  June 21, 2001




Duncan-Smith Co.
311 Third Street
San Antonio, TX 78205
Attention:    Goodhue Smith

Dear Mr. Smith:

     This letter (this "Letter Agreement") sets forth our agreement regarding Duncan-Smith Co.'s warrants (the "Warrants") to purchase the Company's common stock, par value $.0001 per share (the "Common Stock"), in connection with that certain Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") by and among Danzer Corporation (the "Company'), Danzer Industries, Inc., Pyramid Coach, Inc., Champion Trailer, Inc., United Acquisition, Inc., U.S. Rubber Reclaiming, Inc., Obsidian Capital Partners, L.P. and Timothy S. Durham.

     In  exchange  for  good  and  valuable   consideration,   the  receipt  and
sufficiency of which is acknowledged by the parties, the parties hereto agree that:

     1. Duncan-Smith Co. represents and warrants to the Company and to all of its successors and assigns that it is the record and beneficial holder of all of the Warrants set forth on Exhibit "A" attached hereto, free and clear of all encumbrances, and that other than the Warrants set forth on Exhibit "A", Duncan-Smith Co. owns no other warrants, options or rights to purchase Common Stock in the Company.

     2. At the First Closing, Duncan-Smith Co. hereby agrees to terminate any and all of its rights to the Warrants in consideration of the replacement warrant attached hereto as Exhibit "B" to be issued to Duncan-Smith Co. at the First Closing of the Acquisition Agreement.

     3. Duncan-Smith Co. understands, acknowledges and agrees that the Company is relying on the accuracy of the responses set forth in this Letter Agreement which Duncan-Smith Co. represents to be true, correct and complete.

     4. Duncan-Smith Co. understands, acknowledges, covenants and agrees to indemnify, hold harmless and defend the Company and its affiliates and agents, successors and assigns with respect to any and all loss, damage, expense, claim, action or liability which they may incur as a result of a breach or untruth of any representations or warranties made by Duncan-Smith Co. herein.

     5. Duncan-Smith Co. agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

     6. Duncan-Smith Co. understands, acknowledges and agrees that this Letter Agreement shall have no force or effect in the event that the First Closing is not consummated.

     This Letter Agreement shall be governed and construed under the laws of the State of Texas. In the event any party breaches, or threatens to breach, any term or provision contained in this Letter Agreement, each party hereto agrees that the non-breaching party and/or its affiliates shall be entitled to the right of specific performance and/or both temporary and permanent injunctive relief without being required to prove damages or furnish any bond or other security. In addition, the non-breaching party and/or its affiliates shall not be prohibited by this provision from pursuing other remedies available at law or in equity.

     If any term, provision, covenant, or condition of this Letter Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, it is to that extent deemed omitted and the remainder of this Letter Agreement shall continue in full force and effect.

     This Letter Agreement may be amended, modified or supplemented only by an instrument in writing executed by the parties hereto. Each party will bear its own costs and expenses associated with this transaction. This Letter Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns

     This Letter Agreement is a legal and binding agreement and constitutes the complete and entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties. This Letter Agreement shall not be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Letter Agreement.

     This Letter Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

     This Letter Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument and facsimile signatures shall be given the same effect as original signatures.

     Please execute this Letter Agreement in the space provided below to evidence that the above is in accordance with our understanding.

                                     Yours truly,

                                     DANZER CORPORATION




                                     M. E. Williams
                                     President & Chief Executive Officer


ACKNOWLEDGED AND ACCEPTED
this ___ day of June, 2001

DUNCAN-SMITH CO.


By:_________________________
Printed Name: Goodhue Smith
Title:    President


     Please execute this Letter Agreement in the space provided below to evidence that the above is in accordance with our understanding.

                                     Yours truly,

                                     DANZER CORPORATION



                                     M. B. Williams
                                     President & Chief Executive Officer


ACKNOWLEDGED AND ACCEPTED
this ___ day of June, 2001

DUNCAN-SMJTH CO.
             /1
By:_________________________
Printed Name: Goodhue Smith
Title: President

                                   EXHIBIT "A"

                    Outstanding Warrants of Duncan-Smith Co.


                  Date       # Shares of                Expiration
Warrants          Issued     Common Stock     Price     Date

Duncan Smith      Aug-97     650,000          $0.25     Aug-02

                                   EXHIBIT "B"

                            Duncan-Smith Co. Warrant

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT PURSUANT TO A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.



                                     WARRANT
                To Purchase Series C Convertible Preferred Stock
                                       of
                               Danzer Corporation

     1. Grant of Warrant. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Danzer Corporation, a New York corporation (the "Company"), hereby grants to Duncan-Smith Co. ("Holder") whose address is 311 Third Street, San Antonio, Texas 78205, the right to purchase from the Company 10,000 shares of Series C Convertible Preferred Stock, par value $0.00 1 per share, of the Company ("Series C Preferred Stock"). The shares of Series C Preferred Stock and any other securities or property issuable upon the exercise of the Warrant are sometimes referred to herein as the "Securities."

     2. Exercise Price. The exercise price for each share of Series C Preferred Stock shall be $2.00 per share (the "Exercise Price").

     3. Exercise. This Warrant may be exercised at any time on or after the date hereof until August 31, 2002 (the "Expiration Date").

     In order to exercise this Warrant, which may be exercised in whole or in part, Holder shall deliver to the Company at its principal office at 17500 York Road, Hagerstown, Maryland 21740, or at such other office as shall be designated by the Company to Holder in writing: (i) a written notice of Holder's election to exercise this Warrant, stating the portion thereof to be exercised; (ii) cash or cash equivalent payable to the order of the Company in an amount equal to the aggregate Exercise Price for all Securities to be purchased pursuant to such exercise; and (iii) a subscription for the Securities to be purchased, in the form of the Subscription appearing at the end of this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within ten (10) business days thereafter, execute or cause to be executed and deliver or cause to be delivered to such Holder certificates representing the aggregate number of full Securities issuable upon such exercise. The stock certificates so delivered shall be registered in the name of Holder, or such other name as shall be designated in said notice, in which case, Holder shall be responsible for any applicable issue or transfer taxes.

     This Warrant shall be deemed to have been exercised and such certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that said notice, together with said payment and Subscription, are received by the Company as aforesaid (the "Record Date"). The Holder of this Warrant shall not, by virtue of its ownership of this Warrant, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, Holder shall, for all purposes, be deemed to have become the holder of record of such shares on the Record Date.

     4. Taxes. The issuance of any Securities or other certificate upon the exercise of this Warrant shall be made without charge to the registered Holder hereof, or for any tax (other than income tax) in respect of the issuance of such certificate. Notwithstanding the foregoing, the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Series C Preferred Stock issuable upon exercise of this Warrant in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

     5. Notices to Holders. If, at any time prior to the Expiration Date and prior to the exercise in full of this Warrant, any of the following events is to occur:

     (a) Any declaration of a dividend or any distribution of cash, securities or other property to the holders of Series C Preferred Stock;

     (b) Any offer to the holders of Series C Preferred Stock of any shares of capital stock of the Company or any subsidiary of the Company or securities convertible into or exchangeable for shares of capital stock of the Company or any subsidiary of the Company or any option, right, or warrant to subscribe for or purchase any thereof;

     (c)  Any dissolution, liquidation, or winding up of the Company;

     (d) Any sale or other transfer of all or substantially all of the assets of the Company; or

     (e)  Any   reclassification,   consolidation,   merger  or  other   similar
          transaction,

then in any one or more of such events the Company will give notice of such event to Holder, such giving of notice to be completed at least ten (10) days prior to the earlier of the date fixed as the record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, or subscription rights, or for the determination of shareholders entitled to vote on such proposed reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, or winding up.

     6. Preservation of Rights Upon Merger, Consolidation. Etc. The Company shall not enter into or effect any merger, consolidation or other transaction in which shares of Series C Preferred Stock are to be converted in whole or in part into the right to receive other securities or property, or any extraordinary distribution of cash, securities or property to holders of Series C Preferred Stock, unless adequate provision is made so that Holder will have the right thereafter, upon payment of the Exercise Price, to purchase upon exercise of this Warrant the kind and amount of securities or property that it would have owned or have been entitled to receive after giving effect to such merger, consolidation, or other transaction on account of the Securities that would have been purchasable upon the exercise of this Warrant had this Warrant been exercised immediately prior thereto (or immediately prior to the record date therefor); provided that, to the extent that Holder would have been so entitled to receive cash on account of such Securities, Holder may elect in connection with the exercise of this Warrant in accordance with Section 3 to reduce the amount of cash that it would be entitled to receive upon such exercise in exchange for a corresponding reduction in the amount payable upon such exercise.

     7. Antidilution. In case (i) the outstanding shares of the Series C Preferred Stock shall be subdivided into a greater number of shares, (ii) a dividend in Series C Preferred Stock shall be paid in respect of Series C Preferred Stock, or (iii) the outstanding shares of Series C Preferred Stock shall be combined into a smaller number of shares thereof, the Exercise Price per share in effect immediately prior to such subdivision or combination or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision or combination or immediately after the record date of such dividend or distribution be proportionately adjusted to equal the product obtained by multiplying the Exercise Price by a fraction, the numerator of which is the number of outstanding shares of Series C Preferred Stock prior to such combination, subdivision or dividend, and the denominator of which is that number of outstanding shares of Series C Preferred Stock after giving effect to such combination, subdivision or dividend. Any dividend paid or distributed on the Series C Preferred Stock in stock or any other securities convertible into shares of Series C Preferred Stock shall be treated as a dividend paid in Series C Preferred Stock to the extent that shares of Series C Preferred Stock are issuable upon the conversion thereof.

     8. Investment Representation. The Holder represents and warrants to the Company that it is acquiring this Warrant and, upon exercise hereof, the Series C Preferred Stock, for investment purposes only without a view to distribution and that it has no intention of selling, disposing or otherwise transferring this Warrant or the Series C Preferred Stock.

     9. Restrictions on Transferability.

     (a) This Warrant and the Series C Preferred Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") with respect to the transfer of this Warrant, the Series C Preferred Stock or any other Securities. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

     (b) Holder, by accepting this Warrant, the Series C Preferred Stock or any other Securities, agrees that this Warrant, the Series C Preferred Stock or any other Securities issuable upon exercise hereof may not be assigned or otherwise transferred unless and until (i) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the
          Securities Act or (ii) a registration statement relating to such Securities has been filed by the Company and declared effective by the Securities Exchange Commission.

     (c) Each certificate for Series C Preferred Stock issuable hereunder shall bear a legend as follows until such securities have been sold pursuant to an effective registration statement under the Securities Act, unless in the opinion of the Company such legend is not required to comply with the Securities Act:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS."

     (d) Except as otherwise provided in this Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT PURSUANT TO A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT."

     10. Loss or Mutilation. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provide4 in the case of mutilation no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     11. Notices. All notices, request or demands which any party is required or may desire to give to any other party under provision of this Warrant must be in writing delivered to the other party at the following address:

     Company: At the address set forth in Section 3 above.
     Holder:  At the address set forth in Section 1 above.

or to such other address as any party (including any Holder) may designate by written notice to the other party (including any Holder). Each such notice, request and demand shall be deemed given or made as follows:

     (a) If sent by mail, upon the earlier of the date of receipt of five (5) days after deposit in the U.S. Mail, first class postage prepaid;

     (b)  if sent by any other means; upon delivery.

     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of choice of law thereof.

     13. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder hereof and shall be enforceable by any such Holder.

     14. Reservation of Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Series C Preferred Stock, solely for the purpose of effecting the exercise of this Warrant, such number of Securities as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued Securities shall not be sufficient to effect the exercise of all or any portion of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Securities to such number of shares as shall be sufficient for such purpose.

     15. Severability. The parties agree that this Warrant is divisible and separable so that, if any provision or provisions hereof shall be held to be unreasonable, unlawful or unenforceable, such holding shall not impair the remaining provisions hereof. In addition, if any provision hereof is held to be too broad or unreasonable in duration, geographical scope or character of restriction to be enforced, such provision shall be modified to the extent necessary in order that any such provision or portion hereof shall be legally enforceable to the fullest extent permitted by law, and the parties hereby expressly authorize any court of competent jurisdiction to enforce any such provision or portion thereof to the fullest extent permitted by applicable law.

     16. Entire Warrant. This Warrant constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, written or oral. This Warrant and the provisions hereof may not be changed, waived or canceled orally, but only by an instrument in writing signed by the parties hereto.

     17.  Headings.   Headings  of  the  paragraphs  in  this  Warrant  are  for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

     Dated as of June __, 2001.

                          Danzer Corporation


                          By: ________________________
                          Printed Name: M. E. Williams
                          Title: President

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


     The undersigned registered owner of that certain Warrant of the Company dated June ___ 2001 and a copy of which is attached hereto (the "Warrant") irrevocably exercises the Warrant for and purchases ____________ shares of Series C Preferred Stock of Danzer Corporation purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the Warrant and requests that certificates for the shares of Series C Preferred Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ____________________________ whose address is ________________________________.


          Dated:____________________________



                          By:___________________________
                          Printed Name:
                          Title:

                          Address:_______________________